UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2015

SmartStop Self Storage, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53644

Maryland	32-0211624
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

111 Corporate Drive, Suite 120, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On June 15, 2015, SmartStop Self Storage, Inc. (“SmartStop”), SmartStop Self Storage Operating Partnership, L.P. (“SmartStop OP”), Extra Space Storage Inc. (“Extra Space”), Extra Space Storage LP (“Extra Space OP”), Edgewater REIT Acquisition (MD) LLC (“Merger Sub I”) and Edgewater Partnership Acquisition (DE) LLC (“Merger Sub II”) entered into a definitive Agreement and Plan of Merger, as amended by Amendment No. 1 on July 16, 2015 (the “Merger Agreement”). This Current Report on Form 8-K is being filed in connection with the completion on October 1, 2015 of the transactions contemplated by the Merger Agreement.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated by reference herein.

Completion of Acquisition by Extra Space

Pursuant to the terms and conditions set forth in the Merger Agreement, on October 1, 2015: (i) Extra Space acquired SmartStop by way of a merger of SmartStop with and into Merger Sub I, with Merger Sub I being the surviving entity (the “Company Merger”), (ii) immediately after the Company Merger, but before the Partnership Merger (as defined herein), Merger Sub I transferred (the “Transfer”) certain of its limited partnership units of SmartStop OP to a subsidiary of Extra Space, and (iii) immediately after the Transfer, Merger Sub II merged with and into SmartStop OP, with SmartStop OP continuing as the surviving entity and a wholly-owned subsidiary of Extra Space OP (the “Partnership Merger” and, together with the Company Merger, the “Mergers”).

At the effective time of the Company Merger (the “Company Merger Effective Time”), each share of common stock, $0.001 par value per share, of the Company (the “Common Stock”) issued and outstanding immediately prior to the Company Merger Effective Time was automatically converted into the right to receive an amount in cash equal to $13.75 per share, without interest and less any applicable withholding taxes (the “Merger Consideration”). All shares of Common Stock that were subject to vesting and other restrictions also became fully vested and converted into the right to receive the Merger Consideration.

At the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), each operating partnership unit of SmartStop OP (“OP Unit”) issued and outstanding immediately prior to the Partnership Merger Effective Time (other than OP Units owned by Merger Sub I as the surviving company in the Company Merger) was automatically converted into the right to receive $13.75 per share, without interest and less any applicable withholding taxes, unless the holder of such OP Unit was an “accredited investor” as defined by Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and made a valid election to receive common partnership units of Extra Space OP in lieu of cash, with each unit held by such SmartStop OP unit holder being converted into the right to receive 0.2031 common operating partnership units of Extra Space OP, including the right to receive cash in lieu of any fractional interests in such units.

The description of the Company Merger, the Partnership Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on June 15, 2015, and is incorporated by reference herein.

Sale of Excluded Assets

In connection with the Merger Agreement, immediately prior to the Company Merger Effective Time, SmartStop and SmartStop OP sold certain assets identified by Extra Space as being not complementary with the Extra Space asset portfolio. The assets sold (the “Excluded Assets”) include the following: (i) all of the membership interests in SSTI Canada Acquisitions, LLC, which is the indirect owner of SmartStop’s Canadian properties; (ii) all of the membership interests in SSTI Ladera Land, LLC, which is the owner of the 3.585 acre tract of vacant land located in Ladera Ranch, California; (iii) SmartStop’s indirect 1.492% interest in Montgomery County, DST and (iv) all of the membership interests of SmartStop Asset Management, LLC, Strategic Capital Markets Group, LLC, Entreprises SSTI Canada TRS Inc. and SSPM Canada, LLC, together with all intellectual property associated therewith.

The description of the sale of the Excluded Assets contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the asset purchase agreements relating to the sale of the Excluded Assets, which were filed as Exhibits 2.3 through 2.6 to the Current Report on Form 8-K filed by the Company with the SEC on June 15, 2015, and are incorporated by reference herein.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth above under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Upon the Company Merger Effective Time, each holder of shares of Common Stock issued and outstanding immediately prior to the Company Merger Effective Time ceased to have any rights as a stockholder of the Company (other than the right of the holders of Common Stock to receive the Merger Consideration).

Upon the Partnership Merger Effective Time, each holder of OP Units issued and outstanding immediately prior to the Partnership Merger Effective Time ceased to have any rights as a holder of OP Units (other than the right of the holders of OP Units to receive the cash consideration therefor or, in lieu of receiving the cash consideration, common partnership units of Extra Space OP).

Item 5.01.	Change in Control of Registrant.

The information set forth above under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01. As a result of the completion of the Company Merger, a change in control of SmartStop occurred, and Merger Sub I, as successor by merger to SmartStop, continued as an indirect wholly-owned subsidiary of Extra Space OP. As a result of the completion of the Partnership Merger, a change in control of SmartStop OP occurred, and SmartStop OP, as the surviving entity in the Partnership Merger, continued as an indirect wholly-owned subsidiary of Extra Space OP.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2015, in connection with the consummation of the Mergers and pursuant to the terms of the Merger Agreement, each of the officers and directors of the Company resigned from their positions as officers and directors of the Company, at the Company Merger Effective Time. These resignations were not a result of any disagreements between the Company and the resigning officers and directors on any matter relating to the Company’s operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2015		SMARTSTOP SELF STORAGE, INC.

	By:	/s/ Michael S. McClure
Michael S. McClure,
Executive Vice President and Chief Financial Officer